UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
April 25, 2005

Gardner Denver, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13215	76-0419383

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1800 Gardner Expressway
Quincy, Illinois	62305

(Address of Principal Executive Offices)	(Zip Code)

(217) 222-5400

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On April 25, 2005, Gardner Denver, Inc. (the “Company”) issued a press release announcing the Company’s results for the three months ended March 31, 2005 and guidance for diluted earnings per share for the three months ending June 30, 2005, as well as updated guidance for the fiscal year ending December 31, 2005 (the “Press Release”). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 8.01 Other Events

     The Company hereby incorporates by reference in this Item 8.01 the following portions of the Press Release:

•	the first paragraph of the Press Release;

•	the last paragraph under the caption “CEO Comments Regarding Results,”

•	the portions of the Press Release contained under the captions “First Quarter Results;” and

•	the tables of summary financial information appended to the Press Release: Consolidated Statement of Operations, Business Segment Results and Condensed Balance Sheet Items.

     The information contained under the captions “CEO Comments Regarding Results” (other than the last paragraph under such caption as noted above), “Outlook,” and “Cautionary Statement Regarding Forward-Looking Statements” shall not be deemed to be incorporated by reference in this Item 8.01, or to be filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.
Date: April 25, 2005	By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President, Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Gardner Denver, Inc. Press Release dated April 25, 2005